JUNE 24, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Emerging Markets Equity Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Mark A. Yarger, CFA, announced his plans to retire from Wellington Management Company LLP, and effective December 31, 2026, he will no longer serve as a portfolio manager of the Hartford Emerging Markets Equity Fund. Effective immediately, Andrew D. Gossard is being added as a portfolio manager of the Hartford Emerging Markets Equity Fund. Christopher R. Grohe, CFA, will remain as a portfolio manager of the Hartford Emerging Markets Equity Fund. Accordingly, effective immediately, under the heading “Management” in the above referenced Summary Prospectus and under the heading “Hartford Emerging Markets Equity Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Mark A. Yarger, CFA*	Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group	2015
Christopher R. Grohe, CFA	Senior Managing Director and Associate Director of Quantitative Investments Group	2015
Andrew D. Gossard	Managing Director and Director of Quantitative Equity Research	2018
*
Mark A. Yarger, CFA, announced his plans to retire from Wellington Management, and effective December 31, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Yarger’s portfolio management responsibilities for the Fund will transition to the Fund’s other portfolio managers in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Hartford Emerging Markets Equity Fund” in the above referenced Statutory Prospectus, effective immediately, the portfolio manager information is deleted in its entirety and replaced with the following:
Mark A. Yarger, CFA, Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group of Wellington Management, has served as a portfolio manager of the Fund since 2020 and has been involved in securities analysis for the Fund since 2015. Mr. Yarger joined Wellington Management in 2000 and has been an investment professional since 1991. Effective December 31, 2026, Mr. Yarger will no longer serve as a portfolio manager for the Fund.
Christopher R. Grohe, CFA, Senior Managing Director and Associate Director of Quantitative Investments Group of Wellington Management, has served as a portfolio manager of the Fund since 2024 and has been involved in securities analysis for the Fund since 2015. Mr. Grohe joined Wellington Management in 2002 and has been an investment professional since 1994.
Andrew D. Gossard, Managing Director and Director of Quantitative Equity Research of Wellington Management, has served as a portfolio manager of the Fund since June 2026 and has been involved in securities analysis for the Fund since 2018. Mr. Gossard joined Wellington Management as an investment professional in 2013.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7793
June 2026